AXA PREMIER VIP TRUST

SUPPLEMENT DATED MAY 4, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012 of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the Multimanager Small Cap Value Portfolio (the “Portfolio”).

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Effective immediately, Y. Dogan Sahin of Franklin Advisory Services, LLC no longer serves as a portfolio manager to the Portfolio.

The information regarding Mr. Sahin in the section entitled “Who Manages the Portfolio – Sub-adviser: Franklin Advisory Services, LLC – Portfolio Manager” of the Summary Prospectus is hereby deleted in its entirety.

The information regarding Mr. Sahin in the section entitled “More Information About the Manager and Sub-Advisers – Multimanager Small Cap Value Portfolio – Franklin Advisory Services, LLC” of the Prospectus is hereby deleted in its entirety.

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The information regarding Mr. Sahin contained in the section entitled “Appendix B – Portfolio Manager Information – Multimanager Small Cap Value Portfolio” of the SAI is hereby deleted in its entirety.

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